SHAREHOLDERS' EQUITY	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
SHAREHOLDERS' EQUITY
SHAREHOLDERS' EQUITY

7.                                      SHAREHOLDERS’ EQUITY

The following table details the changes in shareholders equity for the quarter ended March 31, 2012:

	Common Stock		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Treasury Stock
Balances, December 31, 2011	94,005,006	$94,043	$169,904,203	$(146,577,535)	$(9,418)
Net loss	—	—	—	(3,606,470)	—
Stock compensation expense	—	—	192,818	—	—
Common stock issuance	12,074,640	12,074	11,478,679	—	—
Common stock issued for option exercise	—	—	—	—	—
Restricted stock forfeiture	(16,667)	(16)	16	—	—
Balances, March 31, 2012	106,062,979	$106,101	$181,575,716	$(150,184,005)	$(9,418)

See Note 5 — Stock Based Compensation, for further discussion of stock compensation expense and restricted stock issuance.

7. SHAREHOLDERS' EQUITY

Equity Infusion—ATM Sales

        On October 31, 2011, the Company, entered into an ATM Sales Agreement with BTIG, pursuant to which the Company may sell from time to time, shares of its common stock through an "at-the-market" share offering program under its currently effective registration statement on Form S-3. The Company may sell up to $15,000,000 in aggregate offering price of its common stock through BTIG, acting as sales agent. On October 31, 2011, the Company filed a prospectus supplement with the Securities and Exchange Commission in connection with the offering. The Company will pay BTIG a commission equal to 3.0% of the gross proceeds from the sale of any shares pursuant to the ATM Sales Agreement. The Company raised additional capital in November and December 2011through the ATM Sales Agreement. Under the transactions, a total of 476,644 shares of common stock were sold with net proceeds of approximately $325,000.

Equity Infusion—Public Offering

        The Company raised additional capital in June and July 2010 through an underwritten public offering. Under the transactions, a total of 27,142,830 shares of common stock were sold in the offering with net proceeds of approximately $10.2 million, after deducting underwriting discounts and commissions and estimated offering expenses.

        The Company raised additional capital in November 2010 through an underwritten public offering. Under the transaction, a total of 8,222,500 shares of common stock were sold in the offering with net proceeds of approximately $8.9 million, after deducting underwriting discounts and commissions.

Deferred Compensation

        The Company has a 1999 Deferred Compensation Plan (the "1999 Plan") and Deferred Compensation Plans for 2000-2001, 2002, 2003 and 2004 (the "2000-2004 Plans") whereby executive officers and directors were permitted to defer up to 100% of their compensation for the years 1999-2004. The participants elected to receive the deferred amount in shares of our Common Stock valued at $0.80 per share. In December 2005, the 1999 Plan and the 2000-2004 Plans were amended, extending the election of the participants under the plans to receive their deferred compensation until January 11, 2011. On January 11, 2011 the participants elected to receive restricted stock totaling 885,021 shares in lieu of the cash due under the deferred compensation plans.

Warrants

        In connection with the May 2008 equity infusion, the Company issued warrants to purchase 988,771 additional shares of common stock at a price of $5.78 per share. These warrants expire in May 2013 and are outstanding and exercisable as of December 31, 2011.